                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Solicitation Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                       TRAINER, WORTHAM FIRST MUTUAL FUNDS
                (Name of Registrant as Specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

                  1) Title of each class of securities to which transaction applies:

                      ..........................................................

                  2) Aggregate number of securities to which transaction applies:

                      ..........................................................

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                      ..........................................................

                  4) Proposed maximum aggregate value of transaction:

                      ..........................................................

                  5) Total fee paid:

                      ..........................................................

[ ]      Fee paid previously under preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.: Fedwire #0809
         3)       Filing Party: First Data Investor Services Group, Inc.
         4)       Date Filed: 10/9/98

                  Preliminary Proxy Material for SEC Use Only






                       TRAINER, WORTHAM FIRST MUTUAL FUNDS
                            IMPORTANT PROXY MATERIALS

          -----------------------------------------------------------
                      CONCERNING PENDING CHANGES INVOLVING
                       TRAINER, WORTHAM FIRST MUTUAL FUNDS
          -----------------------------------------------------------

                   Please Review and Cast Your Vote PROMPTLY !



Dear Fellow Shareholder:

We are pleased to enclose a proxy statement and notice for a Special Meeting of Shareholders of FIRST MUTUAL FUND and TRAINER, WORTHAM TOTAL RETURN BOND FUND (the "Funds") of TRAINER, WORTHAM FIRST MUTUAL FUNDS (the "Trust") to be held on November 14, 1998. Shareholders who cannot attend this meting are strongly encouraged to vote by proxy. The enclosed proxy materials contain information you should read carefully regarding several important proposals regarding your Fund.

These proposals are made necessary in connection with a proposed change in control of Trainer, Wortham & Company, Inc. ("Trainer, Wortham") the Investment Advisor to the Funds. Trainer, Wortham has entered into an agreement to be acquired by First Republic Bank. TRAINER, WORTHAM WILL REMAIN A SEPARATE ENTITY, WHICH WILL BE A WHOLLY OWNED SUBSIDIARY OF FIRST REPUBLIC BANK.

The completion of the transaction between Trainer, Wortham and First Republic Bank will cause the current investment advisory agreements between Trainer, Wortham and each of the Funds (the "Current Agreements") to terminate. For this reason, shareholders are being asked to approve new investment advisory agreements between each Fund and Trainer, Wortham which will take effect when Trainer, Wortham becomes a wholly-owned subsidiary of First Republic Bank
(the "New Agreements"). The New Agreements and the Current Agreements are substantially similar. The annual investment advisory fee for each Fund remains the same; a rate of 0.75% of the average daily net assets for FIRST MUTUAL FUND and 0.45% of the daily net assets of TRAINER, WORTHAM TOTAL RETURN BOND FUND (the "TOTAL RETURN BOND FUND").

Following the transaction, David P. Como, Managing Director of Trainer, Wortham, who has served as President of the Trust and has been primarily responsible for the day-to-day investment management of FIRST MUTUAL FUND'S portfolio since 1982, will continue to serve as President of the Trust after the transaction with First Republic Bank is complete.

You are also being asked to elect Trustees of the Funds. Ten Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until his/her successor is elected and qualifies, or until his/her term as Trustee is terminated as provided in the Trust's By-Laws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named, each of whom has consented to serve if elected.

I urge you to carefully read and review the enclosed proxy materials and join the management of the Trust and the Board of Trustees in approving all of the proposals. It is the hope of all involved that the Trust will be greatly enhanced through its proposed relationship with First Republic Bank and its dedicated group of financial and investment professionals who look forward to advancing the interests of the Funds and their shareholders.

Thank you for carefully considering these important matters related to the Funds. Please do not hesitate to contact us at (800) 257-4414 with any questions you might have relative to the proxy.

Sincerely,


David P. Como
President

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    -----------------------------------------


                       TRAINER, WORTHAM FIRST MUTUAL FUNDS
                           845 THIRD AVENUE, 6th FLOOR
                            NEW YORK, NEW YORK 10022

           TO BE HELD NOVEMBER 14, 1998 AT 10:00 A.M. (PACIFIC TIME)


         A Special Meeting of the Shareholders of FIRST MUTUAL FUND and TRAINER, WORTHAM TOTAL RETURN BOND FUND (the "Funds"), each a series of TRAINER, WORTHAM FIRST MUTUAL FUNDS (the "Trust"), will be held at the Silverado Country Club, 1600 Atlas Peak Road, Napa, California 94558, on November 14, 1998 at 10:00 a.m. Pacific Time, or at such adjourned time as may be necessary to vote for the following purposes (the "Meeting"):

PROPOSAL 1(a). TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN TRAINER,
               WORTHAM & COMPANY, INC., AND FIRST MUTUAL FUND (TO BE VOTED
               ON SEPARATELY BY SHAREHOLDERS OF FIRST MUTUAL FUND)


PROPOSAL 1(b). TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN TRAINER,
               WORTHAM & COMPANY, INC., AND TRAINER WORTHAM TOTAL RETURN BOND FUND (TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF TRAINER, WORTHAM TOTAL RETURN BOND FUND)


PROPOSAL 2.    TO ELECT TRUSTEES OF THE TRUST (TO BE VOTED ON JOINTLY BY
               SHAREHOLDERS OF BOTH FUNDS); AND

PROPOSAL 3.    TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
               MEETING.

         Shareholders of record of each Fund at the close of business on October 9, 1998 (the "Record Date") will be entitled to vote at the Meeting. Each share of each Fund is entitled to one vote and fractional shares have pro-rata voting rights.

         We urge you to sign, date and return your proxy in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of your proxy or proxies may save the necessity and expense of further solicitations to ensure a quorum at the Meeting. You may vote your shares in person at the Meeting.

By Order of the Board of Trustees


David P. Como
President

                                 PROXY STATEMENT
                                 ---------------

                       TRAINER, WORTHAM FIRST MUTUAL FUNDS
                           845 THIRD AVENUE, 6th FLOOR
                            NEW YORK, NEW YORK 10022



                         SPECIAL MEETING OF SHAREHOLDERS


           TO BE HELD NOVEMBER 14, 1998 AT 10:00 A.M. (PACIFIC TIME)


         This Proxy Statement and enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the Trustees of TRAINER, WORTHAM FIRST MUTUAL FUNDS (the "Trust"), to be used at a Special Meeting of Shareholders of FIRST MUTUAL FUND and TRAINER, WORTHAM TOTAL RETURN BOND FUND (the "Funds") to be held at Silverado Country Club, on November 14, 1998, at 10:00 a.m. Pacific Time or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice.

         This Proxy Statement and the form of proxy are being mailed to shareholders on or about October 22, 1998. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Funds at the principal executive office of the Funds, 845 Third Avenue, 6th Floor, New York, New York 10022) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Funds. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

         Holders of record of the shares of beneficial interest of each Fund at the close of business on October 9, 1998 (the "Record Date") will be entitled to one vote per share on each proposal presented at the Meeting and fractional shares have pro-rata voting rights.

         A copy of the Funds' most recent annual report is available upon request and without charge by calling the Funds at (800) 257-4414.

         Trainer, Wortham & Company, Inc. ("Trainer, Wortham"), 845 Third Avenue, 6th Floor, New York, New York 10022, currently serves as each Fund's Investment Advisor. First Data Investor Services Group, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, currently serves as the Funds' Principal Underwriter and Administrator.

                            MATTERS TO BE CONSIDERED

PROPOSAL 1(a)            Shareholders of First Mutual Fund only will vote on
                         this Proposal regarding approval of First Mutual Fund's proposed new Investment Advisory Agreement with Trainer, Wortham.

PROPOSAL 1(b)            Shareholders of Total Return Bond Fund only will vote
                         on this Proposal regarding approval of Total Return
                         Bond Fund's proposed new Investment Advisory Agreement with Trainer, Wortham.

PROPOSAL 2               Shareholders of both First Mutual Fund and Total Return
                         Bond Fund will vote together on this Proposal regarding the election of Trustees of the Trust.

     Information regarding Proposals 1(a) and 1(b) are being presented together below because each Proposal relates to similar matters requiring similar information.

                            PROPOSALS 1(a) AND 1(b)
                            -----------------------

                                 APPROVAL OF NEW
                         INVESTMENT ADVISORY AGREEMENTS

         The Board of Trustees of the Trust is proposing that shareholders approve new investment advisory agreements between each Fund and Trainer, Wortham which will take effect when Trainer, Wortham becomes a wholly-owned subsidiary of First Republic Bank (the"New Agreements"). First Republic Bank has proposed to acquire control of Trainer, Wortham through an asset purchase transaction as more fully discussed below (the "Transaction"). The form of the New Agreement for First Mutual Fund with Trainer, Wortham is attached hereto as Exhibit A and the form of the New Agreement for Trainer, Wortham Total Return Bond Fund with Trainer, Wortham is attached hereto as Exhibit B.

         Trainer, Wortham serves as Investment Adviser for the Funds pursuant to existing Investment Advisory Agreements with Trainer, Wortham (the "Current Agreements"). In connection with a proposed change in control of the ownership of Trainer, Wortham pursuant to which First Republic Bank intends to acquire all of the assets and certain liabilities of Trainer, Wortham, this change in control of Trainer, Wortham constitutes an assignment (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of each of the Current Agreements. As required under the 1940 Act, each of the Current Agreements provide for automatic termination in the event of an "assignment."

         Because the Current Agreements will be terminated upon the completion of the change in control of Trainer, Wortham, which is currently expected to occur on or about December 1, 1998, it is necessary to adopt new investment advisory agreements for each Fund. Management of the Funds made a proposal to the Trustees at a meeting held on October 9, 1998, for the adoption of the New Agreements. The New Agreements are substantially similar to the Current Agreements and differ only with respect to certain non-material matters. The Trustees at this meeting accepted this recommendation for the adoption of the New Agreements and the Trustees are recommending that shareholders approve the New Agreements.

         The Trustees were advised that, in connection with carrying out the Transaction, Trainer Wortham intends to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the Trustees must be persons who are not "interested persons" of the predecessor or successor adviser. Trainer, Wortham and First Republic Bank have indicated that they intend to comply with this 75% requirement with respect to the Trustees of the Funds for the three year period following the Transaction and the nominees for Trustee included herein under Proposal 2 would satisfy this requirement if elected. The second condition of Section 15(f) is that, for a period of two years following an acquisition, there must not be imposed on the Funds any "unfair burden" as a result of the acquisition or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an investment adviser, or any interested person of the investment adviser, would receive or be entitled to receive any compensation, directly or indirectly, from each Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each Fund (other than bona fide ordinary compensation as principal underwriter for the Funds). In this regard, the Trustees noted that no special compensation arrangements were contemplated in connection with the Transaction.

         1.       THE PROPOSED CHANGE IN CONTROL OF TRAINER, WORTHAM
         -----------------------------------------------------------

         Presently, the Trust is organized as a Delaware business trust and Trainer, Wortham, a Delaware corporation, serves as its Investment Advisor. David P. Como, the current President of the Trust, and a nominee for Trustee, is an officer, employee, director and shareholder of Trainer, Wortham.

         It is proposed that, as a result of the Transaction, First Republic Bank will acquire control of the assets of Trainer, Wortham. At present, First Republic Bank owns 19.9% of Trainer, Wortham's outstanding common stock, and, pursuant to the Transaction, First Republic Bank will acquire the remaining 80.1% of Trainer, Wortham's common stock that it does not currently own. Under the terms of the Transaction, Mr. Como and the non-controlling partners of Trainer, Wortham will receive payment from First Republic Bank in exchange for the assets of Trainer, Wortham in an amount mutually agreed upon by the parties to the Transaction that is deemed to be equitable. It is also proposed that Mr. Como will remain an employee of Trainer, Wortham when such firm becomes a wholly-owned subsidiary of First Republic Bank and he will continue to serve as President of the Trust. Mr. Como has served as President of the Trust (previously First Mutual Fund) since September 1981.

         First Republic Bank is a customer service-oriented commercial bank offering a broad range of loans as well as general, business and private banking services. Headquartered at 388 Market Street, 2nd Floor, San Francisco, California 94111, First Republic also has offices in California, Nevada and New York City. First Republic has approximately $2.5 billion in total net assets. The alliance with Trainer, Wortham & Company, Inc. will allow the Bank to offer advisory and money management services to First Republic Bank clients.

         2.       THE CURRENT AGREEMENTS AND THE NEW AGREEMENTS
         ------------------------------------------------------

         Under the terms of the Current Agreements, which are dated
September 30, 1996 for FIRST MUTUAL FUND and July 25, 1996 for the TOTAL RETURN BOND FUND, last approved by Shareholders on July 25, 1996, Trainer, Wortham manages the Funds' investments and each Fund pays Trainer, Wortham investment advisory fees at an annual rate of 0.75% of average daily net assets for FIRST MUTUAL FUND and 0.45% of average daily net assets for the TOTAL RETURN BOND FUND. Trainer, Wortham began providing investment advisory services to the FIRST MUTUAL FUND in January, 1981. For the fiscal year ended June 30, 1998, Trainer, Wortham received advisory fees in the amount of $280,113 and $45,382 for FIRST MUTUAL FUND and the TOTAL RETURN BOND FUND, respectively.

         The investment advisory fees will not change under the New Agreements and will therefore remain payable at an annual rate of 0.75% of average daily net assets for FIRST MUTUAL FUND and 0.45% of average daily net assets for the TOTAL RETURN BOND FUND. In addition Trainer, Wortham has voluntarily agreed for a period of two years following the approval of the New Agreements, to limit the TOTAL RETURN BOND FUND'S total operating expenses (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) to a maximum rate of 1.2 % per annum.

         Trainer, Wortham serves as the sub-investment adviser to an investment company that has a similar investment objective to First Mutual Fund's investment objective of seeking capital appreciation. Reserve Management, Inc., which is not affiliated with either Trainer, Wortham or First Republic Bank, serves as the Investment Manager of this particular Fund.


                                   Total Assets as of        Investment
                                   September 30, 1998        Advisory Fee Rate
                                   ------------------        -----------------

The Reserve Blue Chip Growth Fund  $                         0.75% of the Fund's
of the Reserve Private Equity                                average daily net
Series                                                       assets

         3.       THE TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS
         ---------------------------------------------------------

         In approving each New Agreement and determining to submit it to shareholders for approval, the Trustees concluded that the compensation to be paid by each Fund to Trainer, Wortham under the New Agreements is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered by the Trustees included: (1) the investment management fees payable under the Current Agreements and those payable under the New Agreements; (2) the current efforts and expenses of Trainer, Wortham in rendering its services to the Funds and the proposed efforts and expenses of Trainer, Wortham as a subsidiary of First Republic Bank in rendering services to the Funds; (3) the nature, quality and extent of the services currently provided by Trainer, Wortham to the Funds and the nature, quality and extent of the services to be provided by Trainer, Wortham as a subsidiary of First Republic Bank under the New Agreements; and (4) the fees charged by investment managers operating funds with similar investment objectives. The Trustees also took notice of the fact that the Investment Advisory fees stated under each New Agreement are the same as those paid under the Current Agreements.

         In addition, in considering whether to approve the New Agreements, the Trustees placed special emphasis on the fact that Mr. Como will continue serving as the President of the Trust. The Trustees were informed by Mr. Como that Trainer, Wortham, as a wholly-owned subsidiary of the First Republic Bank intends to continue, without interruption, the advisory services on behalf of the Funds. First Republic Bank will acquire Trainer, Wortham's rights and interests in the name "Trainer Wortham."

         In the event that the New Agreements are not approved by the shareholders of the Funds, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of each Fund. Similarly, in the event that First Republic Bank and Trainer, Wortham fail to complete the Transaction for any reason even though the requisite votes sought hereunder are received, the Trustees will consider various options available to them with respect to the continued operation of each Fund. First Republic Bank and Trainer, Wortham have each reserved the right to not proceed with the completion of the Transaction even if the necessary shareholder approvals under consideration herein have been obtained.

REQUIRED VOTE

         Each Fund will vote separately with respect to the approval of its Investment Advisory Agreement with Trainer, Wortham. The approval of the New Agreements requires the affirmative vote of a majority of each Funds' outstanding voting securities, which is defined in the 1940 Act to mean the vote
(i) of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

             THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
      APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS BEING CONSIDERED
                 UNDER PROPOSAL 1(a) AND PROPOSAL 1(b), AND ANY
                 SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 2
                                   ----------

                              ELECTION OF TRUSTEES

         It is being proposed that the Trustees be elected for the Funds. Ten Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next meeting of shareholders and until his/her successor is elected and qualifies, or until his/her term as Trustee is terminated as provided in the Trust's By-Laws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below, each of whom has consented to serve if elected. All of the nominees, except Timothy J. O'Hara, were most recently elected as Trustees of the Trust at the Special Meeting of Shareholders held on August 8, 1996. Mr. O'Hara was reviewed and recommended by the Nominating Committee and he began serving as a Trustee on April 28, 1998. Should any nominees withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend, unless a decision is made to reduce the number of Trustees serving on the Board.


         Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below. Set forth below is certain information about each nominee:

                                                                       Principal Occupation
 Name, Address and Age              Position with the Trust            During the Past Five Years
 ---------------------              -----------------------            --------------------------

James F. Twaddell (59)             Chairman of the Board;              Investment Banker at Schneider Securities,
c/o Schneider Securities, Inc.     Trustee since 1979                  Inc. since June 1995; Chairman of the Board,
2 Charles Street                                                       Director and Registered Representative of
Providence, RI  02904                                                  Barclay Investment, Inc. until June 1995.

Robert H. Breslin, Jr. (70)        Trustee since 1979;                 Partner in the law firm of Breslin &
107 Forge Road                     Member of Audit                     Sweeney, Warwick, RI.
E. Greenwich, RI 02818             Committee

David P. Como 1 (52)               Trustee since 1984;                 Managing Director, Trainer, Wortham &
388 Market Street                  President                           Co., Inc.
2nd Floor
San Francisco, CA 94111

Raymond Eisenberg (75)             Trustee since 1960;                 President of Raymond Eisenberg &
488 County Street                  Chairman of the                     Associates, PC Accountants and Auditors,
New Bedford, MA  02740             Audit Committee                     New Bedford, MA.

                                                                       Principal Occupation
 Name, Address and Age              Position with the Trust            During the Past Five Years
 ---------------------              -----------------------            --------------------------

David Elias 1 (53)                 Trustee since 1991                  President and Chief Investment Officer of
500 Essjay Road                                                        Elias Asset Management, Inc., Buffalo, NY.
Suite 220
Williamsville, NY  14221
                                                                       Retired; Engineer, Newport, RI; Director,
Robert S. Lazar (54)               Trustee since 1976;                 Newport Federal Savings Bank, Newport, RI.
P.O. Box 4158                      Member of the Audit
Middletown, RI  02842-0011         Committee

Martin S. Levine (45)              Trustee since 1994;                 Controller and Chief Financial Officer of
c/o John P. Picone, Inc.           Member of the Audit                 John P. Picone, Inc., Contractors and
31 Garden Lane                     Committee                           Engineers, Lawrence, NY.
Lawrence, NY  11559

Timothy J. O'Hara (48)             Trustee since 1998                  Mr. O'Hara is publisher of CU Journal,
Faulkner & Gray                                                        a national weekly financial newspaper
224 Datura Street,                                                     owned by Faulkner & Gray, Inc.
Suite 709
W. Palm Beach, FL  33401


         1      "Interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Como is considered to be an "interested person" by reason of his affiliation with Trainer, Wortham. Mr. Elias may be regarded as an "interested person" by reason of a material business relationship with Trainer, Wortham.

AUDIT COMMITTEE

         The Funds have an Audit Committee, presently consisting of current Trustees, Mr. Eisenberg, Mr. Lazar, Mr. Levine and Mr. Breslin, none of whom are "interested persons" as defined in the 1940 Act. The Audit Committee reviews both the audit and non-audit work of the Funds' independent public accountants and submits a recommendation to the Trustees as to the selection of independent public accountants. The Audit Committee of the Funds held two meetings in the last fiscal year.

NOMINATING COMMITTEE

         The Funds have a Nominating Committee also consisting of all independent trustees. The Nominating Committee reviews and recommends to the full Board of Trustees candidates and nominees for election as Trustee. The Nominating Committee met once during the Funds' most recent fiscal year. The Nominating Committee will consider nominees recommended by securities holders of the Funds. Securities holders interested in nominating candidates for election should submit written information to the Secretary of the Funds for consideration by the Nominating Committee.

COMPENSATION

         Current Trustees of the Funds other than those affiliated with the Funds' Investment Advisor are entitled to receive an annual retainer of $3,000 per annum and $500 per Board meeting and $200 for each Audit Committee meeting attended, as well as reimbursement for all out-of-pocket expenses relating to attendance at such meetings.

         For the fiscal year ended June 30, 1998, the Trustees of the Funds received the following compensation:


                                                     Pension or
                                                      Retirement                                  Total
                                  Aggregate        Benefits Accrued        Est. Annual      Compensation From
                             Compensation from      As Part of Fund       Benefits Upon            the
Name of Trustee                  the Trust             Expenses            Retirement          Fund Complex
---------------                  ---------             --------            ----------          ------------

James F. Twaddell                 $                     N/A                  N/A                 $
Robert H. Breslin, Jr.            $                     N/A                  N/A                 $
David P. Como*                    N/A                   N/A                  N/A                 N/A
Raymond Eisenberg                 $                     N/A                  N/A                 $
David Elias*                      N/A                   N/A                  N/A                 N/A
Robert S. Lazar                   $                     N/A                  N/A                 $
Martin S. Levine                  $                     N/A                  N/A                 $
Therese Thibadeau**               N/A                   N/A                  N/A                 N/A
Timothy J. O'Hara***              $                     N/A                  N/A                 $

* "Interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Como is considered to be an "interested person" by reason of his affiliation with Trainer, Wortham. Mr. Elias may be regarded as an "interested person" by reason of a material business relationship with Trainer, Wortham.

** Ms. Thibadeau ceased serving as a Trustee effective October 7, 1998. Ms. Thibadeau was considered to be an "interested person" because she is Mr. Como's sister.

*** Mr. O'Hara became a Trustee on April 28, 1998.

         As of the Record Date, the Trustees and officers of each Fund as a group owned less than 1% of the outstanding shares of common stock of each Fund. It is anticipated that the Trustees and officers will vote their shares in favor of each of the Proposals.

REQUIRED VOTE

         The election of each of the above nominees requires the affirmative vote of a plurality of the votes cast at the Meeting by shareholders of the Funds.


THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                OTHER INFORMATION

SHARE OWNERSHIP OF THE FUNDS

         The total number of shares outstanding of each Fund as of the Record Date are as follows: (1) First Mutual Fund: __________ shares; and (2) Trainer Wortham Total Return Bond Fund _____________ shares. The following table sets forth the information concerning beneficial ownership, as of the Record Date, of the Funds' shares by each person or entity who beneficially owns more than five percent of the voting securities of each Fund:

First Mutual Fund:

                                                                                             Percentage of
          Name and Address of Shareholder              Shares Beneficially Owned(1)     Outstanding Shares Owned
          -------------------------------              ----------------------------     ------------------------




Trainer, Wortham Total Return Bond Fund:

                                                                                             Percentage of
          Name and Address of Shareholder              Shares Beneficially Owned(1)     Outstanding Shares Owned
          -------------------------------              ----------------------------     ------------------------






(1) "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934.


MANNER OF VOTING PROXIES

         All proxies received will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR Proposals 1 and 2.

         Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

         Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

         In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposals set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

SUBMISSION OF CERTAIN PROPOSALS

         Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by each Fund by a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholder meeting.

ADDITIONAL INFORMATION

         The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne jointly by Trainer, Wortham and First Republic Bank. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers of the Funds and/or employees of Trainer, Wortham. You may contact Debi Clark, Secretary of the Trust at 800.257.4414.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

October __, 1998

                                                                       EXHIBIT A



                          INVESTMENT ADVISORY AGREEMENT

         This Agreement, dated as of the ____ th day of _________, 1998, made by and between Trainer, Wortham First Mutual Funds, a business trust (the "Trust" operating as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of FIRST MUTUAL FUND (the "Series") and Trainer, Wortham & Co., Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 845 Third Avenue, 6th Floor, New York, NY 10022 ("Investment Advisor").

         WHEREAS, the Trust is registered as an open-end, management investment company under the Act; and

         WHEREAS, the Trust desires to retain the Investment Advisor to furnish investment advisory and administrative services with respect to the Series, and the Investment Advisor is willing to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

         1. APPOINTMENT. The Trust hereby appoints the Investment Advisor to act as investment advisor to the Series for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. DELIVERY OF DOCUMENTS. The Series has furnished the Investment Advisor with copies of each of the following:

                  (a) Resolutions of the Board of Trustees authorizing the appointment of the Investment Advisor and approving this Agreement;

                  (b) The Series most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

         The Series will furnish the Investment Advisor from time to time with copies of all amendments of or supplements to the foregoing.

         3. MANAGEMENT Subject to the supervision of the Board of Trustees, the Investment Advisor will provide a continuous investment program for the Series, including investment research and day-to-day management of the Series' assets. The Investment Advisor will determine from time to time what securities and other investment will be purchased, retained or sold by the Series. The Investment Advisor will provide the services under this Agreement in accordance with the Series' investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Board of Trustees. The Series wishes to be informed of important developments materially affecting the Series and its shareholders, and the Investment Advisor agrees to furnish to the Series, from time to time, such information as may be appropriate for this purpose. The Investment Advisor further agrees that it:

                  (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

                  (b) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. In executing portfolio transactions, the Investment Advisor will use its best efforts to seek on behalf of the Series the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Advisor may also consider the brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of
1934) provided to the Series and any other accounts over which the Investment Advisor exercises investment discretion. The Investment Advisor is authorized, subject to the prior approval of the Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction in such instances where the Investment Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer as viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Advisor to the Series. In addition, the Investment Advisor may take into account the sale of the Series' units in allocating purchase and sale orders for portfolio securities to brokers or dealers (including affiliated brokers and dealers that are affiliated with the Series, the Investment Advisor or the principal underwriter), provided that the Investment Advisor believes that the quality of execution and the commission are comparable to what they would be by other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Advisor, the principal underwriter or any affiliated person of either the Series, the Investment Advisor or the principal underwriter or any affiliated person of the Series, the Investment Advisor or the principal underwriter, acting as principal in the transaction except to the extent permitted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.;

                  (c) will maintain all books and records with respect to the Series' securities transactions which the Series is required to maintain under applicable laws and will furnish the Board of Trustees such periodic and special reports as the Board may request; and

                  (d) will treat confidentially and as proprietary information of the Series all records and other information relative to the Series and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Board of Trustees.

         4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Advisor hereunder are not to be deemed exclusive, and the Investment Advisor shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

         5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the Series are the property of the Series and further agrees to surrender promptly to the Series any of such records upon the Series' request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

         6. EXPENSES. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Series.

         7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the effectiveness of this Agreement, the Series will pay the Investment Advisor and the Investment Advisor will accept as full compensation therefor a fee, accrued daily and paid monthly, at an annual rate of 0.75 of 1% of the daily net asset value of the Series.

         8. LIMITATION OF LIABILITY. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. DURATION AND TERMINATION. This Agreement will become effective at such time as shall have been approved by the shareholders of the Series, in accordance with the requirements under the 1940 Act, and the existing advisory contract with Trainer, Wortham & Co., Inc. shall have been terminated, and, unless sooner terminated as provided herein, shall continue in effect until ____________, 19__, and thereafter for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this

Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Series (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series) on sixty days' written notice or by the Investment Advisor on ninety days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Series.

         11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affect thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        Trainer, Wortham First Mutual Funds
                                        on behalf of
                                        First Mutual Fund

                                        By
                                           -------------------------------------
                                                  President

                                        Trainer, Wortham & Co., Inc.




                                        By
                                           -------------------------------------
                                                 Managing Director

                                                                       Exhibit B




                          INVESTMENT ADVISORY AGREEMENT

         This Agreement, dated as of the ___th day of __________, 1998, made by and between Trainer, Wortham First Mutual Funds, a business trust (the "Trust") operating as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of TRAINER, WORTHAM TOTAL RETURN BOND FUND (the "Series") and Trainer, Wortham & Co., Inc., a wholly-owned subsidiary of First Republic Bank, with its principal offices at 845 Third Avenue, 6th Floor, New York, NY 10022 ("Investment Advisor").

         WHEREAS, the Trust is registered as an open-end, management investment company under the Act; and

         WHEREAS, the Trust desires to retain the Investment Advisor to furnish investment advisory and administrative services with respect to the Series, and the Investment Advisor is willing to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

         1. APPOINTMENT. The Trust hereby appoints the Investment Advisor to act as investment advisor to the Series for the period and on the terms set forth in this Agreement. The Investment Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. DELIVERY OF DOCUMENTS. The Series has furnished the Investment Advisor with copies of each of the following:

                  (a) Resolutions of the Board of Trustees authorizing the appointment of the Investment Advisor and approving this Agreement;

                  (b) The Series most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus").

         The Series will furnish the Investment Advisor from time to time with copies of all amendments of or supplements to the foregoing.

         3. MANAGEMENT Subject to the supervision of the Board of Trustees, the Investment Advisor will provide a continuous investment program for the Series, including investment research and day-to-day management of the Series' assets. The Investment Advisor will determine from time to time what securities and other investment will be purchased, retained or sold by the Series. The Investment Advisor will provide the services under this Agreement in accordance with the Series' investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Board of Trustees. The Series wishes to be informed of important developments materially affecting the Series and its shareholders, and the Investment Advisor agrees to furnish to the Series, from time to time, such information as may be appropriate for this purpose. The Investment Advisor further agrees that it:

                  (a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission;

                  (b) will place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. In executing portfolio transactions, the Investment Advisor will use its best efforts to seek on behalf of the Series the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Investment Advisor may also consider the brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of
1934) provided to the Series and any other accounts over which the Investment Advisor exercises investment discretion. The Investment Advisor is authorized, subject to the prior approval of the Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction in such instances where the Investment Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer as viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Advisor to the Series. In addition, the Investment Advisor may take into account the sale of the Series' units in allocating purchase and sale orders for portfolio securities to brokers or dealers (including affiliated brokers and dealers that are affiliated with the Series, the Investment Advisor or the principal underwriter), provided that the Investment Advisor believes that the quality of execution and the commission are comparable to what they would be by other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Investment Advisor, the principal underwriter or any affiliated person of either the Series, the Investment Advisor or the principal underwriter or any affiliated person of the Series, the Investment Advisor or the principal underwriter, acting as principal in the transaction except to the extent permitted by the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.;

                  (c) will maintain all books and records with respect to the Series' securities transactions which the Series is required to maintain under applicable laws and will furnish the Board of Trustees such periodic and special reports as the Board may request; and

                  (d) will treat confidentially and as proprietary information of the Series all records and other information relative to the Series and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to, and approval in writing by, the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where the Investment Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Board of Trustees.

         4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Advisor hereunder are not to be deemed exclusive, and the Investment Advisor shall be free to furnish similar services to others whether or not for compensation so long as its services under this Agreement are not impaired thereby.

         5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Advisor hereby agrees that all records which it maintains for the Series are the property of the Series and further agrees to surrender promptly to the Series any of such records upon the Series' request. The Investment Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required by Rule 31a-1 to be maintained under the 1940 Act.

         6. EXPENSES. During the term of this Agreement, the Investment Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Series.

         7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, effective as of the date of the effectiveness of this Agreement, the Series will pay the Investment Advisor and the Investment Advisor will accept as full compensation therefor a fee, accrued daily and paid monthly, at an annual rate of 0.45 of 1% of the daily net asset value of the Series.

         8. LIMITATION OF LIABILITY. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. DURATION AND TERMINATION. This Agreement will become effective at such time as shall have been approved by the shareholders of the Series, in accordance with the requirements under the 1940 Act, and the existing advisory contract with Trainer, Wortham & Co., Inc. shall have been terminated, and, unless sooner terminated as provided herein, shall continue in effect until ___________, 19__, and thereafter for successive periods of twelve months, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to this

Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Series (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series) on sixty days' written notice or by the Investment Advisor on ninety days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

         10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Series.

         11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affect thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                         Trainer, Wortham First Mutual Funds
                                         on behalf of
                                         TRAINER, WORTHAM TOTAL RETURN BOND FUND


                                         By
                                           ------------------------------------
                                                   President

                                         Trainer, Wortham & Co., Inc.




                                         By
                                           ------------------------------------
                                                  Managing Director

PROXY           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES          PROXY
              OF TRAINER, WORTHAM FIRST MUTUAL FUNDS (THE "TRUST")

        SPECIAL MEETING -- NOVEMBER 14, 1998 AT 10:00 A.M. PACIFIC TIME

The undersigned hereby revokes all previous proxies for his shares and appoints DAVID P. COMO and DEBRA L. CLARK, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of TRAINER, WORTHAM FIRST MUTUAL FUNDS held of record by the undersigned on October 9, 1998, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Pacific Time on November 14, 1998 at the Silverado Country Club, 1600 Atlas Peak Road, Napa, California 94558.


PROPOSAL 1(a).   APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
                 TRAINER, WORTHAM & CO., INC., AND FIRST MUTUAL FUND

                 [ ] FOR                [ ] AGAINST               [ ] ABSTAIN
PROPOSAL 1(b).   APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN TRAINER, WORTHAM & CO., INC.
                 AND TRAINER, WORTHAM TOTAL RETURN BOND FUND

                 [ ] FOR                [ ] AGAINST               [ ] ABSTAIN
PROPOSAL 2.       ELECTION OF TRUSTEES.

                 [ ] FOR all nominees listed below                [ ] WITHHOLD AUTHORITY
                     (except as marked to the contrary below)         to vote for all nominees listed below

                  (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                  James F. Twaddell     David P. Como                Robert H. Breslin, Jr.
                  David Elias           Robert S. Lazar              Martin S. Levine
                  Timothy J. O'Hara     Raymond Eisenberg


PROPOSAL 3.      TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                 [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

                    (CONTINUED AND TO BE SIGNED ON REVERSE.)




          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF TRAINER, WORTHAM FIRST MUTUAL FUNDS, WILL BE CAST FOR THE ELECTION OF ALL TRUSTEES AND FOR PROPOSAL (2). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION OF THE TRUST, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THEIR JUDGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT DATED OCTOBER 9, 1998. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.




                                                     Signature*

                                             Dated:  _____________________, 1998

    * PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED.

   =========================================================================

     CHECK HERE [ ] IF YOU PLAN TO ATTEND THE MEETING. (__PERSON(S) ATTEND.)
   =========================================================================